                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 1997





                                       By: /s/ John R. Thorne
                                          --------------------------
                                          John R. Thorne

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 3, 1997





                                       By: /s/ Roger B. Ware
                                          --------------------------
                                          Roger B. Ware

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 1997







                                       By: /s/ William J. Shepherd
                                          ---------------------------
                                          William J. Shepherd

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997







                                       By: /s/ Robert B. Sanborn
                                          --------------------------
                                          Robert B. Sanborn

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 1997







                                       By: /s/ Ronald W. Moore
                                          --------------------------
                                          Ronald W. Moore

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 1997







                                       By: /s/ James K. McWilliams
                                          --------------------------
                                          James K. McWilliams

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 29, 1997





                                       By: /s/ Warren R. Lyons
                                          --------------------------
                                          Warren R. Lyons

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997





                                       By: /s/ Robert H. Jeffrey
                                          --------------------------
                                          Robert H. Jeffrey

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997







                                       By: /s/ Alan R. Gruber
                                          --------------------------
                                          Alan R. Gruber

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997







                                       by: /s/ John C. Colman
                                          --------------------------
                                          John C. Colman

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 27, 1997







                                       By: /s/ Bertram J. Cohn
                                          ---------------------------
                                          Bertram J. Cohn

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 29, 1997







                                       By: /s/ Gordon F. Cheesbrough
                                          --------------------------
                                          Gordon F. Cheesbrough

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997







                                       By: /s/ W. Marston Becker
                                          ---------------------------
                                          W. Marston Becker

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997





                                       By: /s/ Daniel L. Barry
                                          ---------------------------
                                           Daniel L. Barry

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Orion Capital Corporation (the "Corporation") hereby constitutes and appoints Michael P. Maloney, Esq. and Victor L. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of Orion Capital Trust I for all such securities, and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 1997


                                        By:  /s/ Victoria R. Fash
                                            ----------------------------
                                             Victoria R. Fash